Madison Funds®
Supplement dated November 10, 2016

This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, as supplemented May 20, 2016, May 24, 2016, June 1, 2016, July 28, 2016, August 1, 2016 and September 29, 2016, and the Statement of Additional Information dated February 29, 2016, as supplemented May 24, 2016, June 1, 2016, July 28, 2016 and September 29, 2016 and the Summary Prospectus for the Madison Hansberger International Growth Fund dated February 29, 2016.

Madison Hansberger International Growth Fund

On November 9, 2016, the Board of Trustees of the Madison Hansberger International Growth Fund (the “Fund”), which is a series of the Madison Funds (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about the close of business on December 15, 2016 pursuant to the Plan. Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund.

To the extent possible, the Fund will be closed to new accounts and to new investments in existing accounts effective December 1, 2016. Shareholders may continue to redeem their Fund shares on each day the Fund is open for business between now and the date of the planned liquidation. Shareholders may exchange their Fund shares for shares of another fund in the Madison Funds mutual fund complex in accordance with the terms of each Fund’s prospectus at any time prior to the Fund’s cessation of operations. Each shareholder who does not choose either of those options and remains in a Fund will receive a liquidating cash distribution equal to the aggregate net asset value of the Fund shares that such shareholder holds at the time of the liquidation. Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund in the Madison Funds mutual fund complex.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund may deviate from its stated investment policies.

The Board of Trustees may determine to accelerate the liquidation date. If this were to occur, revised information will be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Fund does not give tax advice. Although the Fund believes the following information is correct, shareholders should consult with their own tax advisors. This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (“IRA”) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the planned liquidation date, a direct transfer of their retirement account assets to another tax-deferred retirement account.

During the entire liquidation phase, representatives of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will be available to answer any questions regarding the closing of the Fund. You may contact representatives of Madison toll-free as follows:

•
To redeem or exchange your shares, call 1-800-877-6089 if your shares are held direct with the Fund. If you invest in the Fund through a brokerage account or retirement plan record keeper, please contact them directly.

•	For other matters, call 1-888-971-7135.

Please keep this Supplement with your records.

Summary Prospectus
February 29, 2016
Madison Hansberger International Growth Fund
Share Class/Ticker: Class Y - HIGGX ● Class I - HITGX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 29, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Hansberger International Growth Fund seeks to provide high long-term total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class I
Management Fees	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses[1]	0.41%	0.26%
Total Annual Fund Operating Expenses[2]	1.16%	1.01%
1 Includes interest expense of 0.01%. Without this expense the total annual fund expenses would have been 1.15% for Class Y shares and 1.00% for Class I shares.
2 The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to cap total fund operating expenses on an annual basis for Class Y shares at 1.15% and for Class I shares at 1.00% until at least July 31, 2016. The agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement prior to the end of its term. Not included in the fee cap are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit or other leverage facility the fund maintains with its custodian or another entity for investment purposes); or acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$118	$368	$638	$1,409
Class I	103	322	558	1,236
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year end, the fund's portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended. The fund expects to hold 50-75 individual securities in its portfolio at any given time.
The portfolio managers anticipate following a flexible investment policy that will allow them to select those investments believed to be best suited to achieve the fund’s investment objective over the long term. The portfolio managers use a disciplined, long-term approach to international investing, focusing primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are

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selected for the fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the fund invests primarily in mid-to-large cap companies, there are no limitations on the size of the companies in which the fund may invest.
The portfolio managers will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The portfolio managers seek to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investment Risk. Growth investing attempts to identify companies that the portfolio managers believe will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.
Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the fund to incur losses that would not have been incurred had the risk been hedged. The portfolio managers generally do not intend to hedge against the fund’s currency exposure.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

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Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
The performance data presented below for all periods prior July 31, 2014 represents the performance of the Predecessor Fund. Class I share performance data represents Institutional Class performance data for the Predecessor Fund, and Class Y share performance data represents Advisor Class performance data for the Predecessor Fund.
Calendar Year Total Returns for Class I Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	31.66%
Lowest:	4Q 2008	-27.14%

Average Annual Total Returns
For Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	1.06%	1.09%	2.49%
Return After Taxes on Distributions	0.77%	0.92%	2.12%
Return After Taxes on Distributions & Sale of Fund Shares	1.15%	1.18%	2.25%
Class Y Shares – Return Before Taxes	0.93%	0.88%	2.28%
MSCI ACWI ex USA Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	-5.66%	1.06%	2.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Hansberger Growth Investors, LP (“Hansberger”). Hansberger manages the fund using an investment team structure. The members of the investment team are Thomas R.H. Tibbles, CFA (Chief Executive Officer & Chief Investment Officer), Barry A Lockhart, CFA (Deputy Managing Director, Senior VP - Research), and Patrick Tan (Senior VP - Research). Messrs. Tibbles, Lockhart and Tan have co-managed the fund since inception of the fund in June 2003.

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Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $1,000; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class I Shares. The minimum initial investment for Class I shares is $1,000,000, with a subsequent minimum investment of $100,000; provided that these minimums may be waived in certain situations.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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